Exhibit 99.1

COMMERCIAL METALS COMPLETES ACQUISITION OF TENSAR CORPORATION

Irving, TX – April 25, 2022—Commercial Metals Company (NYSE: CMC) (“CMC”) today announced that it has successfully completed the acquisition of TAC Acquisition Corp. (“Tensar”) from Castle Harlan, a New York-based private equity firm, for a cash purchase price of $550 million, subject to customary purchase price adjustments.

Tensar is a leading global provider of innovative ground stabilization and soil reinforcement solutions, selling into more than 80 national markets through its two major product lines: Tensar® geogrids and Geopier® foundation systems. Geogrids are polymer-based products used for ground stabilization, soil reinforcement, and asphalt optimization in construction applications including roadways, public infrastructure, and industrial facilities. Geopier systems are ground improvement solutions that increase the load-bearing characteristics of ground structures and working surfaces, and can be applied in soil types and construction situations in which traditional support methods are impractical or would make a project infeasible.

“I am thrilled to welcome Tensar’s 650 worldwide employees to Commercial Metals,” said Barbara Smith, Chairman of the Board, President, and Chief Executive Officer. “This acquisition marks another important milestone in CMC’s growth strategy, expanding the scope of products and services we can provide to our customers. ”

Rockefeller Financial LLC served as the exclusive financial advisor and Kirkland & Ellis LLP served as legal counsel to CMC for this transaction.

About Commercial Metals Company

Commercial Metals Company and its subsidiaries manufacture, recycle and fabricate steel and metal products, related materials and services through a network including seven electric arc furnace (“EAF”) mini mills, two EAF micro mills, a rerolling mill, steel fabrication and processing plants, construction-related product warehouses, and metal recycling facilities in the U.S. and Poland.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, with respect to the acquisition of Tensar, general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments (including the acquisition of Tensar), demand for our products, metal margins, the effect of COVID-19 and related governmental and economic responses thereto, the ability to operate our steel mills at full capacity, future availability and cost of supplies of raw materials and energy for our operations, share repurchases, legal proceedings, the undistributed earnings of our non-U.S. subsidiaries, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations and our expectations or beliefs concerning future events. The statements in this news release that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions.

Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2021, and in Part II, Item 1A, “Risk Factors” of our subsequent Quarterly Reports on Form 10-Q, as well as the following: failure to retain key management and employees of Tensar; issues or delays in the successful integration of Tensar’s operations with those of CMC, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of Tensar from its information technology systems to those of CMC, as well as risks associated with other integration or transition of the operations, systems and personnel of Tensar; unfavorable reaction to the acquisition of Tensar by customers competitors, suppliers, partners and employees; changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products, global supply chain and on our operations, including the responses of governmental authorities to contain COVID-19 and the impact from the distribution of various COVID-19 vaccines; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; compliance with and changes in existing and future government laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; potential limitations in our or our customers’ abilities to access credit and non-compliance by our customers with our contracts; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate other acquisitions, and the effects that acquisitions may have on our financial leverage; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investment; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including the impact of the Biden administration on current trade regulations, such as Section 232 trade tariffs, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks (including, in each case, with respect to the acquisition of Tensar); risk of injury or death to employees, customers or other visitors to our operations; and war, political events, civil unrest, protests and riots, including the impacts of the conflict between Russia and Ukraine and related sanctions.